Exhibit 99.4

NOTE PURCHASE AGREEMENT

Dated as of September 27, 2006

among

AMERICREDIT MTN RECEIVABLES TRUST V,

as the Debtor

AMERICREDIT FINANCIAL SERVICES, INC.,

as the Servicer

MERIDIAN FUNDING COMPANY, LLC,

as the Purchaser

and

MBIA INSURANCE CORPORATION,

as the Administrative Agent

THIS NOTE PURCHASE AGREEMENT (the “Agreement”) dated as of September 27, 2006, among AMERICREDIT MTN RECEIVABLES TRUST V, a Delaware statutory trust, as debtor (the “Debtor”), AMERICREDIT FINANCIAL SERVICES, INC. (“AmeriCredit”), a Delaware corporation, as servicer (the “Servicer”), MBIA INSURANCE CORPORATION (“MBIA”), as administrative agent (the “Administrative Agent”), and MERIDIAN FUNDING COMPANY, LLC, a Delaware limited liability company (the “Purchaser”).

In consideration of the representations, warranties and agreements herein contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings set forth in the Security Agreement (as defined below). In addition, as used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this agreement and any supplements, amendments, exhibits and schedules hereto.

“AMTN” shall mean AmeriCredit MTN Corp. V, a Delaware corporation.

“Closing” shall have the meaning set forth in Section 3.01.

“Closing Date” shall have the meaning set forth in Section 3.01.

“Collection Date” shall mean the earliest Business Day on which the outstanding Net Investment evidenced by the Note owned by the Purchaser shall have been reduced to zero and all other amounts due to the Purchaser hereunder or under the other Transaction Documents shall have been paid in full.

“Governmental Actions” shall mean any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

“Governmental Authority” shall mean any governmental department, commission, board, bureau, agency, court or other instrumentality of any nation, state, province, territory, commonwealth, municipality or other political subdivision thereof having jurisdiction over the Person in question.

“Governmental Rules” shall mean any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

“Insurance Agreement” shall mean that certain Insurance Agreement, dated as of October 3, 2006 entered into by and among MBIA, as “Insurer”, the Servicer, Wells Fargo Bank, as “Collateral Agent”, AMTN and the Debtor.

“Master Receivables Purchase Agreement” shall mean that certain Master Receivables Purchase Agreement, dated as of October 3, 2006 entered into by and among the Debtor, as “Purchaser” AmeriCredit and AMTN, each as a “Seller” and Wells Fargo Bank, as “Collateral Agent”.

“Note Policy” shall mean the Note Guaranty Insurance Policy, dated as of October 3, 2006 issued by MBIA pursuant to the Insurance Agreement in respect of the Note.

“Purchase Price” shall have the meaning set forth in Section 2.01.

“Security Agreement” shall mean that certain Security Agreement, dated as of October 3, 2006 entered into by and among the Debtor, the Servicer, AMTN and the Wells Fargo Bank, as “Collateral Agent,” “Backup Servicer” and “Securities Intermediary”.

“Servicing and Custodian Agreement” shall mean that certain Servicing and Custodian Agreement, dated as of October 3, 2006 entered into by and among AmeriCredit as the “Custodian” and “Servicer”, the Debtor and Wells Fargo Bank, as “Collateral Agent” and “Backup Servicer”.

“Trade Date” means September 27, 2006.

“Wells Fargo Bank” means Wells Fargo Bank, National Association, a national banking association.

SECTION 1.02. Other Rules of Construction. References in this Agreement to sections, schedules and exhibits are to sections of and schedules and exhibits to this Agreement unless otherwise indicated. The words “hereof”, “herein”, “hereunder” and comparable terms refer to the entirety of this Agreement and not to any particular article, section or other subdivision hereof or attachment hereto. Words in the singular include the plural and in the plural include the singular. The word “or” is not exclusive. The word “including” shall be deemed to mean “including, without limitation”. The section and article headings and table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Except as otherwise specified herein, all references herein (a) to any Person shall be deemed to include such Person’s successors and assigns and (b) to any Governmental Rule or contract specifically defined or referred to herein shall be deemed references to such Governmental Rule or contract as the same may be supplemented, amended, waived, consolidated, replaced or modified from time to time, but only to the extent permitted by, and effected in accordance with, the terms thereof.

SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

ARTICLE II

PURCHASE AND SALE

SECTION 2.01. Purchase and Sale of the Note. Effective as of the Trade Date, on the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants, representations, warranties and agreements herein set forth, the Debtor agrees to execute and deliver to the Purchaser, and the Purchaser agrees to purchase, at the Closing, the Note for a purchase price equal to U.S.$750,000,000 (the “Purchase Price”), net of underwriting fees.

ARTICLE III

CLOSING

SECTION 3.01. Closing. The Closing (the “Closing”) of the purchase and sale of the Note shall take place at the New York, New York offices of Dewey Ballantine LLP, on October 3, 2006, at 11:00 a.m., or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the “Closing Date”).

SECTION 3.02. Transactions to be Effected at the Closing. At the Closing, (a) the Purchaser will deliver to the Debtor (by wire transfer of immediately available funds to the account specified in writing by the Debtor prior to the Closing), an amount equal to the Purchase Price and (b) the Debtor shall sell and deliver the Note with an initial outstanding Net Investment of U.S.$750,000,000 to the Purchaser. Pursuant to the preceding sentence, the Debtor shall effect the sale of the Note by delivering the Note in definitive form to the Administrative Agent for the benefit of the Purchaser at the Closing. The sale and transfer of the Note to the Purchaser pursuant to the preceding sentence shall be evidenced by a cross-receipt executed by the Debtor and Administrative Agent on the date of such sale and transfer.

ARTICLE IV

PURCHASER CONDITIONS PRECEDENT

SECTION 4.01. Conditions Precedent to the Purchase of the Note. The obligation of the Purchaser to purchase and pay for the Note on the Closing Date is subject to the satisfaction at the time of the Closing of the following conditions (any or all of which may be waived by the Purchaser in the Purchaser’s sole discretion):

(a) Performance by the Debtor and Servicer. All of the terms, covenants, agreements and conditions of this Agreement, the Security Agreement, the Master Receivables Purchase Agreement, the Servicing and Custodian Agreement and the Insurance Agreement to be complied with and performed by the Debtor and the Servicer (as the case may be) on or prior to the Closing shall have been complied with and performed in all material respects.

(b) Representations and Warranties; No Termination and Amortization Event. Each of the representations and warranties of the Debtor and the Servicer made in this Agreement, the Security Agreement, the Master Receivables Purchase Agreement, the Servicing and Custodian Agreement and the Insurance Agreement shall be true and correct in all material respects as of the time of the Closing as though made as of such time (except to the extent they expressly relate to an earlier or later time), and no Termination and Amortization Event, or event that with giving of notice, the lapse of time or both would constitute a Termination and Amortization Event, shall have occurred and be continuing or would result from the transactions to be effected at the Closing.

(c) Officers’ Certificate. The Administrative Agent shall have received from the Debtor and the Servicer, in form and substance reasonably satisfactory to the Administrative Agent, an Officer’s Certificate, dated the Closing Date, certifying as to the satisfaction of the conditions set forth in Sections 4.01(a) and 4.01(b).

(d) Opinions of Counsel. The Administrative Agent shall have received favorable opinions, reasonably satisfactory in form and substance to the Administrative Agent, of (i) counsel for the Debtor regarding due authorization and execution, enforceability, perfection, tax status and such other matters as the Administrative Agent may reasonably specify; and (ii) counsel to the Collateral Agent and Securities Intermediary regarding due authorization and execution and enforceability, and such other matters as the Administrative Agent may reasonably specify.

(e) Financing Statements. The Administrative Agent shall have received evidence reasonably satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been filed in the offices of the Secretary of State or comparable offices of the applicable states and in the appropriate office or offices in such other locations as may be specified in the relevant opinions of counsel delivered pursuant to Section 4.01(d) and in such other jurisdictions as its counsel deems appropriate, reflecting the perfection in the Collateral Agent of a first priority security interest in the Collateral.

(f) Ratings. The Administrative Agent or the Purchaser shall have received confirmation that, after taking into account the Note Policy, the Note has an implied rating of Aaa by Moody’s Investors Service, Inc. and AAA by Standard & Poor’s Ratings Services.

(g) Security Agreement; Master Receivables Purchase Agreement; Servicing and Custodian Agreement; Insurance Agreement; Note Policy. The Administrative Agent shall have received fully executed copies of the Security Agreement, the Master Receivables Purchase Agreement, the Servicing and Custodian Agreement, the Insurance Agreement and the Note

Policy and the other instruments, documents and agreements required to be delivered thereunder. Each of the Security Agreement, the Master Receivables Purchase Agreement, the Servicing and Custodian Agreement, the Insurance Agreement and the Note Policy shall have been duly authorized, executed and delivered by each of the parties thereto, and shall be in full force and effect on the Closing Date.

(h) No Actions or Proceedings. No material action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation by the Debtor, the Servicer, the Administrative Agent, the Purchaser, the Collateral Agent and Securities Intermediary or MBIA of, or to invalidate, the transactions contemplated by this Agreement, the Security Agreement, the Master Receivables Purchase Agreement, the Servicing and Custodian Agreement, the Insurance Agreement or the Note Policy in any material respect.

(i) Approvals and Consents. All material Governmental Actions of Governmental Authorities required by the Debtor or the Servicer with respect to the transactions contemplated by this Agreement, the Security Agreement, the Master Receivables Purchase Agreement, the Servicing and Custodian Agreement, the Insurance Agreement, the Note Policy and the related agreements and instruments shall have been obtained or made.

(j) Note Policy. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Note Policy has been executed and delivered by MBIA and delivered to the Collateral Agent.

(k) Proceeds. The Purchaser shall have received proceeds from the issuance of its medium-term notes on the Closing Date in an amount at least equal to the Purchase Price.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.01. Representations and Warranties of the Debtor and the Servicer. Each of the Debtor and the Servicer hereby, with respect to itself, remakes and reaffirms for the benefit of the Purchaser and its assigns each of the representations and warranties made in the Security Agreement, the Master Receivable Purchase Agreement and the Servicing and Custodian Agreement. In addition to the foregoing, the representations and warranties of the Debtor or the Servicer, as applicable, set forth in the Security Agreement, the Master Receivables Purchase Agreement and the Servicing and Custodian Agreement are hereby incorporated herein by reference for the benefit of the Purchaser and its assigns.

SECTION 5.02. Representations and Warranties of the Purchaser and the Administrative Agent. The Purchaser and the Administrative Agent each represent and warrant to the Debtor and the Servicer that the Note purchased by the Purchaser pursuant to this Agreement will be acquired for investment only and not with a view to any public distribution thereof. Each of the Purchaser and the Administrative Agent further represent and warrant to, and covenant with, the Debtor and the Servicer that it has no present intention to and will not offer to sell or otherwise dispose of the Note so acquired by it (or any interest therein) in violation of any of the registration requirements of the Securities Act of 1933, as amended (the “Act”), or any applicable state or other securities laws. The Purchaser and the Administrative Agent each acknowledges that it has no right to require the Debtor or the Servicer to register the Note under the Act or any other securities law. The Purchaser and the Administrative Agent each agrees that on or before the Closing Date they will each execute and deliver to the Debtor and the Servicer a certain letter in the form attached hereto as Exhibit A (an “Investment Letter”) with respect to the purchase of the Note.

ARTICLE VI

COVENANTS OF THE DEBTOR AND SERVICER

SECTION 6.01. Covenants of the Debtor and the Servicer. The Debtor and the Servicer will, from the date hereof until the Collection Date, unless, in each case, the Administrative Agent shall otherwise consent in writing:

(a) Preservation of Corporate or Business Trust Existence. Preserve and maintain its corporate or business existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification might materially adversely affect the interests of the Purchaser and its assigns under this Agreement or the Note.

(b) Security Interest; Further Assurances. Take all action necessary to maintain vested in the Collateral Agent under the Indenture, a first priority perfected security interest in the Collateral.

(c) Security Agreement Covenants; Master Receivables Purchase Agreement; Servicing and Custodian Agreement Covenants. Duly observe and perform each of its covenants set forth in the Security Agreement, the Master Receivables Purchase Agreement and the Servicing and Custodian Agreement the failure to observe and perform would materially and adversely affect the interests of the Purchaser or its assigns under this Agreement or the Note.

(d) Rating Agencies. To the extent that any rating provided with respect to the Purchaser’s medium-term notes by the rating agencies then rating the Purchaser’s medium-term notes are conditional upon the furnishing of documents or the taking of any other reasonable action by the Debtor or Servicer on or prior to the Closing Date, the Debtor and Servicer, as applicable, shall furnish such documents and take any such other reasonable action.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Amendments, etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Debtor or the Servicer herefrom, shall in any event be effective unless the same shall be in writing and signed by the Debtor, the Purchaser and the Administrative Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.02. Binding Effect; Assignability. (a) This Agreement shall be binding upon, and inure to the benefit of, the Administrative Agent, the Purchaser, the Debtor, the Servicer and their respective successors and permitted assigns, subject to the further provisions of this Section 7.02.

(b) Neither the Debtor nor the Servicer shall assign any of its respective rights and obligations hereunder or any interest herein without the prior written consent of the Administrative Agent and the Purchaser.

SECTION 7.03. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW PROVISIONS EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 7.04. No Proceedings. (a) The Debtor, the Servicer and the Administrative Agent each hereby agrees that it will not institute against, or join any other Person in instituting against, the Purchaser or AMTN any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law for one year and a day after the latest maturing medium term note issued by the Purchaser has matured.

(b) The Administrative Agent and the Purchaser each hereby agrees that it will not institute against, or join any other Person in instituting against, the Debtor or AMTN any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law for one year and a day after the termination of the Security Agreement.

(c) The provisions of this Section 7.04 shall survive the termination of this Agreement.

SECTION 7.05. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 7.06. No Recourse. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Purchaser or the Debtor or AMTN as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, affiliate, stockholder, officer, employee or director of such Person, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise (except to the extent that recourse against any such Person arises from the gross negligence or willful misconduct of such Person); it being expressly agreed and understood that the agreements of the Purchaser and the Debtor contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Person, and that no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, affiliate, officer, employee or director of such Person, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Person contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of each incorporator, stockholder, affiliate, officer, employee or director of such Person, or any of them, for breaches by such Person of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, or by statute or constitution, or otherwise, is hereby expressly waived except to the extent that such personal liability of any such Person arises from the gross negligence or willful misconduct of such Person. The provisions of this Section 7.06 shall survive the termination of this Agreement.

SECTION 7.07. Costs and Expenses. The Servicer agrees to pay on demand (a) to the Administrative Agent and the Purchaser all reasonable costs and expenses in connection with any requested amendment to, or waiver or consent in respect of this Agreement, and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Administrative Agent and the Purchaser with respect thereto, and (b) to the Administrative Agent and the Purchaser, all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement against the Debtor or the Servicer, and the other documents delivered hereunder or in connection herewith.

SECTION 7.08. Notices, etc. All notices and communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and mailed or delivered, as to each party hereto, at its address set forth below its signature on the signature pages hereof (or at such other address as shall be designated by such party in a written notice to the other parties hereto).

SECTION 7.09. Limitations on Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Debtor, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Debtor is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Debtor, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Debtor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Debtor under this Agreement or any other related documents.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERICREDIT MTN RECEIVABLES TRUST V, as Debtor By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

Address:
AMERICREDIT MTN RECEIVABLES TRUST V

c/o Wilmington Trust Company

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Asset Backed Securities Administration

with a copy to:

AmeriCredit Financial Services, Inc.

801 Cherry Street

Suite 3900

Fort Worth, Texas 76102

Attention: Chief Financial Officer

Telephone:  (817) 302-7000

Telecopy:    (817) 302-7915

Signature Page to

Note Purchase Agreement

AMERICREDIT FINANCIAL SERVICES, INC., as Servicer

By:
Name:
Title:

Address:
AmeriCredit Financial Services, Inc. 801 Cherry Street Suite 3900 Attention: Chief Financial Officer Fort Worth, Texas 76102 Telephone: (817) 302-7000 Telecopy: (817) 302-7915

Signature Page to

Note Purchase Agreement

MERIDIAN FUNDING COMPANY, LLC

By:
Name:
Title:

Address:
Meridian Funding Company, LLC c/o MBIA Insurance Corporation 113 King Street Armonk, New York 10504 Attention: Bertha Lui-McKee Telephone: (914) 765-3789 Facsimile: (914) 765-3979

MBIA INSURANCE CORPORATION, as Administrative Agent

By:
Name:
Title:

Address:
MBIA Insurance Corporation 113 King Street Armonk, New York 10504 Attention: Brian Cooney Telephone: (914) 765-3583 Facsimile: (800) 787-1311

Signature Page to

Note Purchase Agreement